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                                 EXHIBIT 10.15

      MODIFICATION DATED DECEMBER 31, 1995, TO THAT CERTAIN REVOLVING LOAN AGREEMENT BETWEEN FIRST AMERICAN NATIONAL BANK AND UNITED FOODS, INC., DATED APRIL 7, 1993.


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                      MODIFICATION AND EXTENSION AGREEMENT

     THIS AGREEMENT is made and entered into on this 31st day of December, 1995, by and between FIRST AMERICAN NATIONAL BANK, a national banking association having a place of business in Memphis, Tennessee, party of the first part (hereinafter called "Bank"), and UNITED FOODS, INC., a Delaware corporation, party of the second part (hereinafter called "Borrower").

                                Recitals of Fact

     By Security Agreement dated as of April 7, 1993, as modified by Modification to Security Agreement dated as of September 27, 1995 (the Security Agreement as so modified shall be referred to as the "Security Agreement"), Borrower has conveyed to Bank a security interest in certain collateral for the purpose of securing the payment of the indebtedness in said Security Agreement specified, said indebtedness being evidenced by a promissory note dated April 7, 1993 (hereinafter "First Note"), in the original principal amount of Twenty-Three Million Dollars ($23,000,000.00), executed by the Borrower and payable to the order of the Bank on or before June 1, 1998, and a second promissory note dated September 27, 1995 (hereinafter the "Second Note"), in the original principal amount of Five Million Dollars ($5,000,000.00) executed by the Borrower and payable to the order of the Bank on or before December 31, 1995. Certain terms and conditions for the repayment of the First Note and the Second Note were set forth in a Revolving Loan Agreement between the Bank and the Borrower dated April 7, 1993, as subsequently amended, most recently by that certain Third Amendment to Revolving Loan Agreement dated as of September 1, 1995 (the Loan Agreement as so amended being referred to herein as the "Loan Agreement").

     Borrower and Bank now desire to extend the maturity of the indebtedness evidenced by the Second Note and to modify certain of its terms. Such changes also require modification of the Security Agreement and the Loan Agreement.

     NOW, THEREFORE, in consideration of the premises as set forth in the Recitals of Fact, the mutual covenants and agreements hereinafter set out, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, it is agreed by the parties as follows:

                                   Agreements

     1. The Second Note shall be modified such that the term "Revolving Credit Note Maturity Date" used therein shall mean February 29, 1996. The parties also agree that the maximum amount available under the Second Note shall decrease, as of December 31, 1995, to Three Million Dollars ($3,000,000.00), and as of January 31, 1996, to Two Million Dollars ($2,000,000.00). All other provisions of the Second Note shall remain in full force and effect.

     2. The Security Agreement and Loan Agreement shall each be deemed modified to the extent inconsistent with the modification of the Second Note.

     3. The First Note shall not be affected by this agreement.

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     IN WITNESS WHEREOF, the Bank and Borrower have caused this Agreement to be executed on the day and year first above written.



                                          FIRST AMERICAN NATIONAL BANK
                                               By:s/nMariah G. Lundberg
                                          -----------------------------------
                                               Mariah G. Lundberg
                                               Title:Assistant Vice President
                                          -----------------------------------



   ATTEST:                                UNITED FOODS, INC.



           s/nLowell E. Pugh, II  By:     s/nCarl W. Gruenewald, II
           ---------------------          -----------------------------------
           Lowell E. Pugh, II             Carl W. Gruenewald, II

   Title:  Assistant Secretary    Title:  Sr. Vice President-Finance Treasurer
           ---------------------          -----------------------------------




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